                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                                 ALL-AMERICAN TERM TRUST INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

                          ALL-AMERICAN TERM TRUST INC.
                                ---------------

                                   NOTICE OF
                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 21, 1998
                                ----------------

TO THE SHAREHOLDERS:

    The annual meeting of shareholders of All-American Term Trust Inc. ("Trust") will be held on May 21, 1998 at 10:00 a.m., Eastern time, at 1285 Avenue of the Americas, 14th Floor, New York, New York 10019 for the following purposes:

        (1) To elect nine (9) directors to serve until the annual meeting of shareholders in 1999, or until their successors are elected and qualified;

        (2) To ratify the selection of Ernst & Young LLP as the Trust's independent auditors for the fiscal year ending January 31, 1999; and

        (3) To transact such other business as may properly come before the meeting or any adjournment thereof.

    You are entitled to vote at the meeting and any adjournments thereof if you owned Trust shares at the close of business on March 19, 1998. If you attend the meeting, you may vote your shares in person. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

                                          By order of the board of directors,
                                          DIANNE E. O'DONNELL
                                          SECRETARY

March 31, 1998
1285 Avenue of the Americas
New York, New York 10019

                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN

      PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED. IF YOU SIGN, DATE AND RETURN THE PROXY CARD BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" THE NOMINEES FOR DIRECTOR NAMED IN THE ATTACHED PROXY STATEMENT AND "FOR" ALL OTHER PROPOSALS NOTICED ABOVE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE TRUST OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY CARD PROMPTLY.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

    The following general guidelines for signing proxy cards may be of assistance to you and avoid the time and expense to the Trust in validating your vote if you fail to sign your proxy card properly.

     1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

     2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

     3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                     REGISTRATION                                  VALID SIGNATURE
------------------------------------------------------  -------------------------------------

Corporate Accounts

  (1) ABC Corp........................................  ABC Corp.
                                                         John Doe, Treasurer

  (2) ABC Corp........................................  John Doe, Treasurer

  (3) ABC Corp. c/o John Doe, Treasurer...............  John Doe

  (4) ABC Corp. Profit Sharing Plan...................  John Doe, Trustee

Partnership Accounts

  (1) The XYZ Partnership.............................  Jane B. Smith, Partner

  (2) Smith and Jones, Limited Partnership............  Jane B. Smith, General Partner

Trust Accounts

  (1) ABC Trust Account...............................  Jane B. Doe, Trustee

  (2) Jane B. Doe, Trustee u/t/d 12/18/78.............  Jane B. Doe

Custodial or Estate Accounts

  (1) John B. Smith, Cust. f/b/o John B. Smith, Jr.
      UGMA/UTMA.......................................  John B. Smith

  (2) Estate of John B. Smith.........................  John B. Smith, Jr., Executor

                          ALL-AMERICAN TERM TRUST INC.
                          1285 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10019
                                ---------------
                                PROXY STATEMENT
                                ---------------
           ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 21, 1998

    This statement is furnished to the shareholders of All-American Term Trust Inc. ("Trust") in connection with the board of directors' solicitation of proxies to be used at the annual meeting of the shareholders of the Trust to be held on May 21, 1998, or any adjournment or adjournments thereof. This proxy statement and the related proxy card will first be mailed to shareholders on or about March 31, 1998.

    A majority of the shares outstanding on March 19, 1998, represented in person or by proxy, must be present for the transaction of business at the meeting. In the event that a quorum is not present at the annual meeting, or if such a quorum is present at the annual meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the annual meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the annual meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR any such proposal in favor of such an adjournment, and will vote those proxies required to be voted AGAINST any such proposal against such adjournment. A shareholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

    Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or proposal. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment but will have no effect on Proposals 1 and 2 for which the required vote is a plurality and majority, respectively, of the votes cast.

    The individuals named as proxies on the enclosed proxy card will vote in accordance with your direction as indicated thereon if your proxy card is received properly executed by you or by your duly appointed agent or attorney-in-fact. If you give no voting instructions, your shares will be voted FOR the nine nominees for directors named herein and FOR the remaining proposals described in this proxy statement. You may revoke any proxy card by giving another proxy or by letter or telegram revoking the initial proxy. To be effective, your revocation must be received by the Trust prior to the meeting and must indicate your name and account number. In addition, if you attend the meeting in person you may, if you wish, vote by ballot at the meeting, thereby cancelling any proxy previously given.

    As of the record date, March 19, 1998, the Trust had outstanding 13,706,667 shares of common stock. The solicitation of proxies, the cost of which will be borne by the Trust, will be made primarily by mail but also may include telephone or oral communications by regular employees of Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins") or PaineWebber Incorporated ("PaineWebber"), who will not receive any compensation therefor from the Trust. Management does not know of any person who owns beneficially 5% or more of the shares of the Trust. Each full share of the Trust outstanding is entitled to one vote and each fractional share of the Trust outstanding is entitled to a proportionate share of one vote.

    Mitchell Hutchins serves as the Trust's investment adviser and administrator. Mitchell Hutchins is an asset management subsidiary of PaineWebber, which is a wholly owned subsidiary of Paine Webber Group Inc. ("PW Group"), a publicly held financial services holding company. The principal business address of each of Mitchell Hutchins, PaineWebber and PW Group is 1285 Avenue of the Americas, New York, New York 10019.

    The Trust's annual report containing financial statements for the fiscal year ended January 31, 1998 is being mailed to shareholders concurrently with this proxy statement.

                       PROPOSAL 1. ELECTION OF DIRECTORS

    Proposal 1 relates to the election of directors of the Trust. Management proposes the election of the nine nominees named in the table below. Each nominee, including those who are not "interested persons" of the Trust as that term is defined by the Investment Company Act of 1940 ("1940 Act") ("Independent Directors"), has indicated his or her willingness to serve if elected. If elected, each nominee will hold office until the next annual meeting of shareholders or until his or her successor is elected and qualified. Unless you give contrary instructions on the enclosed proxy card, your shares will be voted FOR the election of the nine nominees. If any of the nominees should withdraw or otherwise become unavailable for election, your shares will be voted FOR such other nominee or nominees as management may recommend.

    Mr. Bewkes served as a director from the Trust's inception except for a brief period in 1993. Messrs. Armstrong and Burt have served as directors of the Trust since May 18, 1995. Each of the other directors was first elected to the board on April 11, 1996. Directors shall be elected by the affirmative vote of a plurality of the votes cast for the election of directors, present in person or by proxy and entitled to vote thereon, provided a quorum is present. If each of the nine nominees is elected, they will constitute the entire board of directors of the Trust. None of the current directors and executive officers (22 persons) beneficially owned any shares of the Trust on February 28, 1998.

                                                   PRESENT POSITION WITH THE                      SHARES OWNED
                                               TRUST; BUSINESS EXPERIENCE DURING                 BENEFICIALLY ON
          NOMINEE; AGE                        PAST FIVE YEARS; OTHER DIRECTORSHIPS             FEBRUARY 28, 1998**
---------------------------------  ----------------------------------------------------------  -------------------
Margo N. Alexander*; 51            DIRECTOR AND PRESIDENT. Mrs. Alexander is president, chief          --
                                   executive officer and a director of Mitchell Hutchins
                                   (since January 1995) and an executive vice president and a director of PaineWebber. Mrs. Alexander is president and a director or trustee of 30 investment companies for which
                                   Mitchell Hutchins or PaineWebber serves as investment
                                   adviser.

Richard Q. Armstrong; 62           DIRECTOR. Mr. Armstrong is chairman and principal of RQA            --
                                   Enterprises (management consulting firm) (since April 1991 and principal occupation since March 1995). Mr. Armstrong
                                   is also a director of Hi Lo Automotive, Inc. He was
                                   chairman of the board, chief executive officer and
                                   co-owner of Adirondack Beverages (producer and distributor of soft drinks and sparking/still waters) (October
                                   1993-March 1995). He was a partner of The New England
                                   Consulting Group (management consulting firm) (December
                                   1992-September 1993). He was managing director of LVMH
                                   U.S. Corporation (U.S. subsidiary

                                                   PRESENT POSITION WITH THE                      SHARES OWNED
                                               TRUST; BUSINESS EXPERIENCE DURING                 BENEFICIALLY ON
          NOMINEE; AGE                        PAST FIVE YEARS; OTHER DIRECTORSHIPS             FEBRUARY 28, 1998**
---------------------------------  ----------------------------------------------------------  -------------------
                                   of the French luxury goods conglomerate, Luis Vuitton Moet
                                   Hennessey Corporation) (1987-1991) and chairman of its
                                   wine and spirits subsidiary, Schieffelin & Somerset
                                   Company (1987-1991). Mr. Armstrong is also a director or
                                   trustee of 29 investment companies for which Mitchell
                                   Hutchins or PaineWebber serves as investment adviser.

E. Garrett Bewkes, Jr.*; 71        DIRECTOR AND CHAIRMAN OF THE BOARD OF DIRECTORS. Mr.                --
                                   Bewkes is a director of PW Group. Prior to December 1995,
                                   he was a consultant to PW Group. Prior to 1988, he was
                                   chairman of the board, president and chief executive
                                   officer of American Bakeries Company. Mr. Bewkes is also a director of Interstate Bakeries Corporation and NaPro
                                   BioTherapeutics, Inc. Mr. Bewkes is a director or trustee
                                   of 30 investment companies for which Mitchell Hutchins or
                                   PaineWebber serves as investment adviser.

Richard R. Burt; 51                DIRECTOR. Mr. Burt is chairman of IEP Advisors, Inc.                --
                                   (international investments and consulting firm) (since
                                   March 1994) and a partner of McKinsey & Company
                                   (management consulting firm) (since 1991). He is also a
                                   director of American Publishing Company and
                                   Archer-Daniels-Midland Co. (agricultural commodities). He
                                   was the chief negotiator in the Strategic Arms Reduction
                                   Talks with the former Soviet Union (1989-1991) and the
                                   U.S. Ambassador to the Federal Republic of Germany
                                   (1985-1989). Mr. Burt is a director or trustee of 29
                                   investment companies for which Mitchell Hutchins or
                                   PaineWebber serves as investment adviser.

Mary C. Farrell*; 48               DIRECTOR. Ms. Farrell is a managing director, senior                --
                                   investment strategist and member of the Investment Policy
                                   Committee of PaineWebber. Ms. Farrell joined PaineWebber
                                   in 1982. She is a member of the Financial Women's
                                   Association and Women's Economic Roundtable and appears as a regular panelist on WALL $TREET WEEK with Louis
                                   Rukeyser. She also serves on the Board of Overseers of New
                                   York University's Stern School of Business. Ms. Farrell is
                                   a director or trustee of 29 investment companies for

                                                   PRESENT POSITION WITH THE                      SHARES OWNED
                                               TRUST; BUSINESS EXPERIENCE DURING                 BENEFICIALLY ON
          NOMINEE; AGE                        PAST FIVE YEARS; OTHER DIRECTORSHIPS             FEBRUARY 28, 1998**
---------------------------------  ----------------------------------------------------------  -------------------
                                   which Mitchell Hutchins or PaineWebber serves as
                                   investment adviser.

Meyer Feldberg; 56                 DIRECTOR. Mr. Feldberg is Dean and Professor of Management          --
                                   of the Graduate School of Business, Columbia University.
                                   Prior to 1989, he was president of the Illinois Institute
                                   of Technology. Dean Feldberg is also a director of K-III
                                   Communications Corporation, Federated Department Stores,
                                   Inc. and Revlon, Inc. Dean Feldberg is a director or
                                   trustee of
                                   29 investment companies for which Mitchell Hutchins or
                                   PaineWebber serves as investment adviser.

George W. Gowen; 68                DIRECTOR. Mr. Gowen is a partner in the law firm                    --
                                   Dunnington, Bartholow & Miller. Prior to May 1994, he was
                                   a partner in the law firm of Fryer, Ross & Gowen. Mr.
                                   Gowen is a director of Columbia Real Estate Investments,
                                   Inc. Mr. Gowen is a director or trustee of 29 investment
                                   companies for which Mitchell Hutchins or PaineWebber
                                   serves as investment adviser.

Frederic V. Malek; 61              DIRECTOR. Mr. Malek is chairman of Thayer Capital Partners          --
                                   (merchant bank). From January 1992 to November 1992, he
                                   was campaign manager of Bush-Quayle '92. From 1990 to
                                   1992, he was vice chairman and, from 1989 to 1990, he was
                                   president of Northwest Airlines Inc., NWA Inc. (holding
                                   company of Northwest Airlines Inc.) and Wings Holdings
                                   Inc. (holding company of NWA Inc.). Prior to 1989, he was
                                   employed by the Marriot Corporation (hotels, restaurants,
                                   airline catering and contract feeding), where he most
                                   recently was an executive vice president and president of
                                   Marriot Hotels and Resorts. Mr. Malek is also a director
                                   of American Management Systems, Inc. (management
                                   consulting and computer related services), Automatic Data
                                   Processing, Inc., CB Commercial Group, Inc. (real estate
                                   services), Choice Hotels International (hotel and hotel
                                   franchising), FPL Group, Inc. (electric services),
                                   Integra, Inc. (bio-medical), Manor Care, Inc. (health
                                   care), National Educational Corporation and Northwest
                                   Airlines Inc. Mr. Malek

                                                   PRESENT POSITION WITH THE                      SHARES OWNED
                                               TRUST; BUSINESS EXPERIENCE DURING                 BENEFICIALLY ON
          NOMINEE; AGE                        PAST FIVE YEARS; OTHER DIRECTORSHIPS             FEBRUARY 28, 1998**
---------------------------------  ----------------------------------------------------------  -------------------
                                   is a director or trustee of 29 investment companies for
                                   which Mitchell Hutchins or PaineWebber serves as
                                   investment adviser.

Carl W. Schafer; 62                DIRECTOR. Mr. Schafer is president of the Atlantic                  --
                                   Foundation (charitable foundation supporting mainly
                                   oceanographic exploration and research). He is a director
                                   of Roadway Express, Inc. (trucking), The Guardian Group of
                                   Mutual Funds, Evans Systems, Inc. (motor fuels,
                                   convenience store and diversified company), Electronic
                                   Clearing House, Inc. (financial transactions processing),
                                   Wainoco Oil Corporation and Nutraceutix, Inc.
                                   (biotechnology company). Prior to January 1993, he was
                                   chairman of the Investment Advisory Committee of the
                                   Howard Hughes Medical Institute. Mr. Schafer is a director or trustee of 29 investment companies for which Mitchell
                                   Hutchins or PaineWebber serves as an investment adviser.

------------

 * Mrs. Alexander, Mr. Bewkes and Ms. Farrell are "interested persons" of the Trust, as defined in the 1940 Act, by virtue of their positions with Mitchell Hutchins, PaineWebber and/or PW Group.

** Unless otherwise stated, as of the date indicated, each director had sole voting and investment power of shares owned.

    The board of directors of the Trust met five times during the fiscal year ended January 31, 1998. Each director attended 75% or more of the board meetings during the last fiscal year. The Audit and Contract Review Committee ("ACR Committee") of the board currently consists of Messrs. Armstrong, Burt, Feldberg, Gowen, Malek and Schafer. The ACR Committee has established a sub-committee that periodically reviews the contractual and audit arrangements for the Trust and reports back to the full ACR Committee. Messrs. Burt, Feldberg and Schafer are members of this sub-committee. Each member of the Trust's ACR Committee is also a member of a similar committee established by the boards of other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser and also may be a member of a sub-committee established by another fund's audit and contract review committee. The duties of the ACR Committee are (a) to review the financial and accounting policies of the Trust, including internal accounting control procedures, and to review reports prepared by the Trust's independent auditors, including reports on the Trust's financial statements; (b) to review and recommend approval or disapproval of audit and non-audit services and the fees charged for such services; (c) to evaluate the independence of the independent auditors and to recommend whether to retain such independent auditors for the next fiscal year; and (d) to report to the board and make such recommendations as it deems necessary. The ACR Committee and the related sub-committee each met once during the fiscal year ended January 31, 1998. Each member of the ACR Committee and sub-committee attended those meetings.

    The board does not have a standing nominating or compensation committee. The Trust pays the Independent Directors $1,000 annually and $150 for each board meeting and for each separate meeting of a board committee. The chairmen of the audit and contract review committees of individual funds within the PaineWebber fund complex receive additional annual compensation aggregating $15,000 each from the relevant funds. Directors of the Trust who are "interested persons" as defined in the 1940 Act receive no compensation from the Trust. Directors are reimbursed for any expenses incurred in attending meetings. Each director will be subject to mandatory retirement at the end of the year in which he or she becomes 72 years old. The table below includes certain information relating to the compensation of the Trust's directors.

                              COMPENSATION TABLE+

                                                                                                         TOTAL
                                                                                                     COMPENSATION
                                                                                        AGGREGATE      FROM THE
                                                                                      COMPENSATION   TRUST AND THE
                                                                                          FROM           FUND
NAME OF PERSON, POSITION                                                               THE TRUST*      COMPLEX**
------------------------------------------------------------------------------------  -------------  -------------
Richard Q. Armstrong, Director......................................................    $   1,900     $    94,885
Richard R. Burt, Director...........................................................    $   1,750     $    87,085
Meyer Feldberg, Director............................................................    $   3,270     $   117,853
George W. Gowen, Director...........................................................    $   1,900     $   101,567
Frederic V. Malek, Director.........................................................    $   1,900     $    95,845
Carl W. Schafer, Director...........................................................    $   1,900     $    94,885

------------

 + Only independent members of the board are compensated by the Trust and identified above; directors who are "interested persons," as defined by the 1940 Act, do not receive compensation.

 * Represents fees paid to each director during the fiscal year ended January 31, 1998.

** Represents total compensation paid to each director by 29 investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser during the twelve months ended December 31, 1997; no fund within the complex has a bonus, pension, profit sharing or retirement plan.

               PROPOSAL 2. RATIFICATION OF SELECTION OF AUDITORS

    The Trust's financial statements for the fiscal year ended January 31, 1998, were audited by Ernst & Young LLP ("Ernst & Young"), independent auditors. In addition, Ernst & Young prepares the Trust's federal and state annual income tax returns.

    The board of directors of the Trust has selected Ernst & Young as the independent auditors for the Trust for the fiscal year ending January 31, 1999, subject to ratification by shareholders of the Trust at the annual meeting. Ernst & Young has been the Trust's independent auditors since its inception in March 1993. The ratification of Ernst & Young as independent auditors is to be voted upon at the annual meeting, and it is intended that the persons named in the accompanying proxy will vote FOR such ratification unless contrary instructions are given. Ernst & Young LLP has informed the Trust that it has no material direct or indirect financial interest in the Trust. The affirmative vote of the holders of a majority of the shares of the Trust cast at the annual meeting is required for ratification, provided a quorum is present.

    Representatives of Ernst & Young are not expected to be present at the meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

    THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 2.

                               EXECUTIVE OFFICERS

    Officers of the Trust are appointed by the directors and serve at the pleasure of the board. None of the Trust's officers currently receives any compensation from the Trust. The executive officers of the Trust, in addition to Mrs. Alexander (about whom information is given previously), are:

        JULIEANNA BERRY, age 34, vice president of the Trust (appointed April
    1996). Ms. Berry is a first vice president and a portfolio manager of Mitchell Hutchins. Ms. Berry is a vice president of two investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

        JAMES F. KEEGAN, age 37, vice president of the Trust (appointed April
    1996). Mr. Keegan is a senior vice president and a portfolio manager of Mitchell Hutchins. Prior to March 1996, he was director of fixed income strategy and research of Merrion Group, L.P. From 1987 to 1994, he was a vice president of global investment management of Bankers Trust. Mr. Keegan is a vice president of three investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

        THOMAS J. LIBASSI, age 39, vice president of the Trust (appointed September 1995). Mr. Libassi is a senior vice president and a portfolio manager of Mitchell Hutchins. Prior to May 1994, he was a vice president of Keystone Custodian Funds Inc. with portfolio management responsibility. Mr. Libassi is a vice president of six investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

        DENNIS MCCAULEY, age 51, vice president of the Trust (appointed September 1995). Mr. McCauley is a managing director and chief investment officer-fixed income of Mitchell Hutchins. Prior to December 1994, he was director of fixed income investments of IBM Corporation. Mr. McCauley is a vice president of 19 investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

        ANN E. MORAN, age 40, vice president and assistant treasurer of the Trust (appointed June 1993). Ms. Moran is a vice president and a manager of the mutual fund finance division of Mitchell Hutchins. Ms. Moran is a vice president and assistant treasurer of 30 investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

        DIANNE E. O'DONNELL, age 45, vice president and secretary of the Trust (appointed November 1992). Ms. O'Donnell is a senior vice president and deputy general counsel of Mitchell Hutchins. Ms. O'Donnell is a vice president and secretary of 29 investment companies and a vice president and assistant secretary of one investment company for which Mitchell Hutchins or PaineWebber serves as investment adviser.

        EMIL POLITO, age 37, vice president of the Trust (appointed September
    1996). Mr. Polito is a senior vice president and director of operations and control for Mitchell Hutchins. From March 1991 to September 1993, he was director of the mutual funds sales support and service center for Mitchell Hutchins and PaineWebber. Mr. Polito is a vice president of 30 investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

        VICTORIA E. SCHONFELD, age 47, vice president of the Trust (appointed May 1994). Ms. Schonfeld is a managing director and general counsel of Mitchell Hutchins. Prior to May 1994, she was a partner in the law firm of Arnold & Porter. Ms. Schonfeld is a vice president of 29 investment companies and a vice president and secretary of one investment company for which Mitchell Hutchins or PaineWebber serves as investment adviser.

        PAUL H. SCHUBERT, age 35, vice president (appointed September 1994) and treasurer (appointed May 1997) of the Trust. Mr. Schubert is a first vice president and director of the mutual fund finance division of Mitchell Hutchins. From August 1992 to August 1994, he was a vice president at BlackRock

    Financial Management, LP. Mr. Schubert is a vice president and treasurer of 30 investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

        BARNEY A. TAGLIALATELA, age 37, vice president and assistant treasurer of the Trust (appointed May 1997). Mr. Taglialatela is a vice president and a manager of the mutual fund finance division of Mitchell Hutchins. Prior to February 1995, he was a manager of the mutual fund finance division of Kidder Peabody Asset Management, Inc. Mr. Taglialatela is a vice president and assistant treasurer of 30 investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

        MARK A. TINCHER, age 42, vice president of the Trust (appointed September 1995). Mr. Tincher is a managing director and chief investment officer--equities of Mitchell Hutchins. Prior to March 1995, he was a vice president and directed the U.S. funds management and equity research areas of Chase Manhattan Private Bank. Mr. Tincher is a vice president of 14 investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

        KEITH A. WELLER, age 36, vice president and assistant secretary of the Trust (appointed September 1995). Mr. Weller is a first vice president and associate general counsel of Mitchell Hutchins. Prior to joining Mitchell Hutchins in June 1995, he was an attorney with the law firm of Brown & Wood. Mr. Weller is a vice president and assistant secretary of 29 investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

        IAN W. WILLIAMS, age 40, vice president and assistant treasurer of the Trust (appointed May 1997). Mr. Williams is a vice president and manager of the mutual fund finance division of Mitchell Hutchins. Mr. Williams is a vice president and assistant treasurer of 30 investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    The Trust is not aware of any outstanding report required to be filed by any board member.

                             SHAREHOLDER PROPOSALS

    Any shareholder who wishes to submit proposals to be considered at the Trust's 1999 annual meeting of shareholders should send such proposals to the Trust at 1285 Avenue of the Americas, New York, New York 10019, so as to be received by the Trust no later than December 1, 1998. Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Trust's proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

                                 OTHER BUSINESS

    Management knows of no business to be presented to the meeting other than the matters set forth in this proxy statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interest of the Trust.

                                          By order of the board of directors,

                                          DIANNE E. O'DONNELL
                                          SECRETARY

March 31, 1998

        It is important that you execute and return your proxy promptly.

-------------------------------

ALL-AMERICAN
TERM TRUST INC.
--------------------

                                                     ---------------------------
                                                                    ALL-AMERICAN
                                                                 TERM TRUST INC.
                                                     ---------------------------
PROXY STATEMENT

                                                       -------------------------

                                        NOTICE OF
                                        ANNUAL MEETING
                                        TO BE HELD ON
                                        MAY 21, 1998
                                        AND
                                        PROXY STATEMENT
                                                                ----------------

                          ALL-AMERICAN TERM TRUST INC.
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS              PROXY
                                 -MAY 21, 1998
                             --------------------

The undersigned hereby appoints as proxies Andrew S. Novak and Teresa M. Ritchie and each of them (with power of substitution) to vote for the undersigned all shares of common stock of the undersigned at the aforesaid meeting and any adjournment thereof with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" ALL PROPOSALS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ALL-AMERICAN TERM TRUST INC.

                             YOUR VOTE IS IMPORTANT

     Please date and sign this proxy on the reverse side and return it in the enclosed envelope to:
     PFPC Inc., P.O. Box 9426, Wilmington, DE 19809-9938. PFPC Inc. has been engaged to forward the enclosed proxy material and to tabulate proxies by mail.

       PLEASE INDICATE YOUR VOTE BY AN "X" IN THE APPROPRIATE BOX BELOW. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR".

                                                            FOR
                                                FOR  OR     ALL    OR    WITH-
                                                ALL       EXCEPT         HOLD
1.   ELECTION OF DIRECTORS
     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO    / /         / /           / /
     VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE
     A LINE THROUGH THE NOMINEE'S NAME IN THE
                    LIST BELOW AND MARK
                    CENTER BOX TO RIGHT.)
     Margo N. Alexander, Richard Q.
     Armstrong, E. Garrett Bewkes, Jr.,
     Richard R. Burt, Mary C. Farrell, Meyer
     Feldberg, George W. Gowen, Frederic V.
     Malek, Carl W. Schafer.

2.   To ratify the selection of Ernst & Young   FOR       AGAINST       ABSTAIN
     LLP as the Trust's independent auditors    / /         / /           / /
     for the fiscal year ending January 31,
     1999.

                   Continued and to be signed on reverse side

This proxy will not be voted unless it is dated and signed exactly as instructed below.

                                             If shares are held by an
                                             individual, sign your name exactly
                                             as it appears on this card. If
                                             shares are held jointly, either
                                             party may sign, but the name of the
                                             party signing should conform
                                             exactly to the name shown on this
                                             proxy card. If shares are held by a
                                             corporation, partnership or similar
                                             account, the name and the capacity
                                             of the individual signing the proxy
                                             card should be indicated unless it
                                             is reflected in the form of
                                             registration. For example: "ABC
                                             Corp., John Doe, Treasurer."

                                                    Sign exactly as name appears
                                                                         hereon.
                                             _____________________________(L.S.)
                                             _____________________________(L.S.)
                                             Date ________________________, 1998